UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 19, 2021
TYSON FOODS, INC.
(Exact name of Registrant as specified in its charter)

Delaware		001-14704	71-0225165
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

2200 West Don Tyson Parkway,
Springdale,	Arkansas		72762-6999
(Address of Principal Executive Offices)			(Zip Code)
(479) 290-4000
(Registrant's telephone number, including area code)

Not applicable
(Former name, former address and former fiscal year, if applicable)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class			Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock	Par Value	$0.10	TSN	New York Stock Exchange
Class B stock is not publicly listed for trade on any exchange or market system. However, Class B stock is convertible into Class A stock on a share-for-share basis.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
On January 19, 2021, Tyson Foods, Inc. (the “Company”) announced that it had reached agreement to settle all class claims related to the previously disclosed litigation captioned In re Broiler Chicken Antitrust Litigation (the “Broiler Antitrust Civil Litigation”). Settlement terms were reached with the putative Direct Purchaser Plaintiff Class, the putative Commercial and Institutional Indirect Purchaser Plaintiff Class and the putative End-User Plaintiff Class (collectively, the “Classes”).
Under the terms of the settlements, the Company has agreed to pay the Classes an aggregate amount of $221.5 million, which will be reflected in the Company’s first quarter 2021 financial statements, in settlement of all outstanding claims brought by the Classes. These settlements are subject to the execution of long-form settlement agreements with the respective parties and court approval thereof, and do not settle claims made by plaintiffs who opted out of the Classes in the Broiler Antitrust Civil Litigation. While the Company does not admit any liability as part of the settlements, it believes that the settlements were in the best interests of the Company and its shareholders in order to avoid the uncertainty, risk, expense and distraction of protracted litigation.
Forward Looking Statements
Certain information in this report constitutes forward-looking statements. Such forward-looking statements include statements regarding execution of long-form settlement agreements, court approval of the long-form settlement agreements and claims made by plaintiffs outside of the Classes in the Broiler Antitrust Civil Litigation. We caution readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. These forward-looking statements are subject to a number of factors and uncertainties that could cause our actual results to differ materially from those expressed in or contemplated by the forward-looking statements. Such factors include, but are not limited to, future developments related to the litigation, claims made by plaintiffs outside of the Classes in the Broiler Antitrust Civil Litigation and the matters discussed herein. Other risk factors affecting the Company are discussed in detail in the Company’s filings with the Securities and Exchange Commission, including in Part I, Item 1A. “Risk Factors” included in our Annual Report on Form 10-K for the fiscal year ended October 3, 2020. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYSON FOODS, INC.

Date: January 19, 2021	By:	/s/ Stewart Glendinning

	Name:	Stewart Glendinning
	Title:	Executive Vice President and Chief Financial Officer

3